UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: March 9, 2018

Nationstar Mortgage Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35449	45-2156869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of Principal Executive Offices)

(469) 549-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

•	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01	Financial Statements and Exhibits.

Consent of Independent Registered Public Accounting Firm

This 8-K includes as an exhibit the consent of Ernst & Young LLP to the incorporation by reference in certain registration statements of Nationstar Mortgage Holdings Inc. (the “Company”) of its reports dated March 2, 2018, relating to the consolidated financial statements of the Company and the effectiveness of internal control over financial reporting of the Company, which appears in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Exhibit Number	Exhibit

23.1	Consent of Ernst & Young LLP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: March 9, 2018	By:	/s/ Amar Patel
Amar Patel Chief Financial Officer